                                                                   Exhibit 25(b)

               Securities Act of 1933 File No.___________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1
               __________________________________________________

                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      PURSUANT TO SECTION 305(b) (2) / X /
               __________________________________________________


                        STAR BANK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)
                   A National Banking Association          31-0841368
                                               (IRS Employer Identification No.)

                425 Walnut Street
                Cincinnati, Ohio                                      45202
                (Address of Principal Executive Offices            (Zip Code)
               _________________________________________________
                               Keith A. Maurmeier
                              Senior Trust Officer
                        Star Bank, National Association
                               425 Walnut Street
                             Cincinnati, Ohio 45202
                                 (513) 632-2047
          (Name, address, and telephone number of agent for services)

                       CHIQUITA BRANDS INTERNATIONAL, INC.
              (Exact name of obligor as specified in its charter)


                New Jersey                                04-1923360
         (State of Incorporation)              (IRS Employer Identification No.)

   250 East Fifth Street, Cincinnati, OH                    45202
 (Address of principal executive offices)                 (Zip Code)

                                 Debt Securities

                      (Title of the Indenture securities)

1.      General Information.                 Furnish the following information
        as Trustee --

        (a) Name and address of each examining or supervising authority to which it is subject.
                        Comptroller of the Currency, Washington, D.C.
                        Federal Reserve Bank of Cleveland, Ohio
                        Federal Deposit Insurance Corporation, Washington, D.C.

        (b)     Whether it is authorized to exercise corporate trust powers.

                        The Trustee is authorized to exercise corporate trust powers.

2.      Affiliations with obligor.           If  the obligor is an affiliate of
                        the trustee, describe each such affiliation.
                        The obligor is not an affiliate of the Trustee (including its parent and any affiliates).

3.      Voting Securities of the trustee.    Furnish the following
                        information as to each class of voting securities of the trustee (and its parent).

                        As of _____________ (insert date within 31 days)

             Col A.                                         Col B
        (Title of Class)                             (Amount Outstanding)






4.      Trusteeships under other Indentures. If the trustee is a trustee under another Indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

                (a) Title of the securities outstanding under each such other indenture.

                (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b) (1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

5.      Interlocking directorates and similar relationships with the obligor or
                underwriters.    If the trustee (including its parent and any
                other affiliates) or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

6.       Voting securities of the trustee (including its parent and any
         affiliate) owned by the obligor or its officials.    Furnish the
         following information as to the voting securities of the trustee (including its parent and any affiliates) owned beneficially by the obligor and each director, partner and executive officer of the obligor:

                As of _______________________ (insert date within 31 days)

         Col. A.           Col. B.            Col. C           Col. D
                                                               Percentage of
                                                               Voting Securities
                                                               Represented by
                                             Amount Owned      Amount Given
        Name of Owner     Title of Class     Beneficially      in Col. C
        -------------     --------------     ------------      -----------------




7.       Voting securities of the trustee (including its parent and any
         affiliates) owned by underwriters or their officials.    Furnish the
                following information as to the voting securities of the trustee (including its parent and any affiliates) owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter:

                   As of ___________________(insert date within 31 days)

         Col. A.           Col. B.            Col. C           Col. D
                                                               Percentage of
                                                               Voting Securities
                                                               Represented by
                                             Amount Owned      Amount Given
        Name of Owner     Title of Class     Beneficially      in Col. C
        -------------     --------------     ------------      -----------------

8.       Securities of the obligor owned or held by the trustee (including its
         parent and any affiliates).    Furnish the following information as to
         securities of the obligor owned beneficially or held as collateral security for obligations default by the trustee (including its parent and any affiliates):

              As of ___________________(insert date within 31 days)

        Col. A          Col. B            Col. C               Col. D
                                          Amount Owned
                        Whether the       Beneficially or
                        Securities Are    Held as Collateral   Percent of
                        Voting or         Security for         Class Represented
                        Nonvoting         obligations in       .by Amount Given
        Title of Class  Securities        Default              in Col. C
        --------------  ---------------   ------------------   -----------------





9.       Securities of underwriters owned or held by the trustee (including its
         parent and any affiliates).    If the trustee (including its parent and
         any affiliates) owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:

        Col. A             Col. B        Col. C               Col. D
                                         Amount Owned
                                         Beneficially or
                                         Held as Collateral   Percent of
                                         Security for         Class Represented
        Title of Issuer                  Obligations in       by Amount
        and Title of       Amount        Default by           Given in
        Class              Outstanding   Trustee              Col. C
        ---------------    -----------   ------------------   -----------------





10. Ownership or holdings by the trustee (including its parent and any affiliates) of voting securities of certain affiliates or security
         holders of the obligor.    If the trustee (including its parent and any
         affiliates) owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10% or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

               As of _______________________(insert date within 31 days)

        Col. A            Col. B        Col. C               Col. D
                                        Amount Owned
                                        Beneficially or
                                        Held as Collateral   Percent of
                                        Security for         Class Represented
        Title of Issuer                 Obligations in       by Amount
        and Title of      Amount        Default by           Given in
        Class             Outstanding   Trustee              Col. C
        ---------------   -----------   ------------------   -----------------






11. Ownership or holdings by the trustee (including its parent and any affiliates) of any securities of a person owning 50 percent or more of
         the voting securities of the obligor.    If the trustee (including its
         parent and any affiliates) owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee (including its parent and affiliates):

                As of ______________________(insert date within 31 days)

        Col. A            Col. B        Col. C               Col. D
                                        Amount Owned
                                        Beneficially or
                                        Held as Collateral   Percent of
                                        Security for         Class Represented
        Title of Issuer                 Obligations in       by Amount
        and Title of      Amount        Default by           Given in
        Class             Outstanding   Trustee              Col. C
        ---------------   -----------   ------------------   -----------------

12. Indebtedness of the Obligor to the Trustee. Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

                 As of ____________________(insert date with 31 days)

        Col. A                          Col. B                          Col. C
                                        Amount
        Nature of Indebtedness          Outstanding                     Due Date
        ----------------------          -----------                     --------

13.     Defaults by the Obligor.

                a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                                                -NONE-

                b) If the Trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series or securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                As of     January 26, 1996        (insert date within 31 days)

                                                -NONE-

        Col. A            Col. B        Col. C               Col. D
                                        Amount Owned
                                        Beneficially or
                                        Held as Collateral   Percent of
                                        Security for         Class Represented
        Title of Issuer                 Obligations in       by Amount
        and Title of      Amount        Default by           Given in
        Class             Outstanding   Trustee              Col. C
        ---------------   -----------   ------------------   -----------------

14. Affiliations with the Underwriters. If any underwriter is an affiliate of the trustee (including its parent and any affiliates), described each such affiliation.


15. Foreign Trustee. Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.


16. List of Exhibits. List below all exhibits filed as part of this statement of eligibility.

        1.      (a)     A copy of the Articles of Association of Star Bank,
                        National Association, Cincinnati (now Star Bank,
                        National Association) as now in effect.

                (b) A copy of the Amended Articles of Association dated June 14, 1991, changing the name of the association to Star Bank, National Association.

        2.      (a)     A copy of the certificate of authority of The First
                        National Bank of Cincinnati (now Star Bank, National
                        Association) to commence business dated September 1, 1922.

                (b) A copy of a Certificate of the Comptroller of the Currency dated December 21, 1973, authorizing F N National Bank to commence the business of banking.

                (c) A copy of a Certificate of the Comptroller of the Currency dated December 28, 1973, approving the merger of The First National Bank of Cincinnati (now Star Bank, National Association) into F N National Bank under the title "The First National Bank of Cincinnati" effective January 2, 1974.

                (d) A copy of a letter dated June 8, 1988, from the Comptroller of the Currency indicating the change in the name of the association to Star Bank, National Association, Cincinnati, effective July 1, 1988.

                (e)      A copy of a letter dated July 15, 1991, from the
                        Comptroller of the Currency indicating the change in the name of the association to Star Bank, National Association, effective June 14, 1991.

         3. A copy of the authorization of The First National Bank of Cincinnati (now Star Bank, National Association) to exercise corporate trust powers.

         4. A copy of existing By-Laws to Star Bank, National Association, Cincinnati (now Star Bank, National Association)

         5. The consent of the Trustee required by section 321 (b) of the Trust Indenture Act of 1939.

         6. A copy of the latest report of condition of Star Bank, National Association, published pursuant to law or the requirements of its supervising or examining authority.

                                   SIGNATURE

                Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Star Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Cincinnati and State of Ohio on the ___26th___ day of ______January__________, 1996________.

                                                STAR BANK, NATIONAL ASSOCIATION


                                                By:  Keith A. Maurmeier
                                                   _____________________________
                                                     Keith A. Maurmeier
                                                     Senior Trust Officer

                                                                   EXHIBIT 1 (a)



                  STAR BANK, NATIONAL ASSOCIATION, CINCINNATI
                                 CHARTER NO. 24
                            ARTICLES OF ASSOCIATION



FIRST:   The title of this Association shall be "Star Bank, National
Association, Cincinnati."*

SECOND: The main office of the Association shall be in the City of Cincinnati, County of Hamilton, State of Ohio. The general business of the Association shall be conducted at its main office and its branches.

THIRD:   The Board of Directors of this Association shall consist of not less than five (5) nor more than twenty-five (25) shareholders, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

FOURTH: The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor by the Bylaws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

FIFTH:   The authorized amount of capital stock of this Association shall be
3,640,000 shares of common stock of the par value of five dollars ($5.00) each, but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time to time determine and at such price as the Board of Directors may from time to time fix.

The Association, at any time and from time to time, may authorized and issue debt obligations, whether or not subordinated, without the approval of the shareholders.


*Amended June 14, 1991, see attached.

SIXTH:   The Board of Directors shall appoint one of its members President of this Association, who shall be Chairman of the Board, unless the Board appoints another Director to be the Chairman. The Board of Directors shall have the power to appoint one or more Vice Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of this Association. The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all Bylaws that it may be lawful for them to make and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

The Board of Directors, without need for approval of shareholders, shall have the power to change the location of the main office of this Association, subject to such limitations as from time to time may be provided by law; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders, but subject to the approval of the Comptroller of the Currency.

SEVENTH: The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

EIGHTH: The Board of Directors of this Association, the Chairman of the Board, the President, or any three or more shareholders owning, in the aggregate, not less twenty-five percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.

NINTH:   Any person, his heirs, executors, or administrators, may be indemnified or reimbursed by the Association for reasonable expenses actually incurred in connection with any action, suit, or proceeding, civil or criminal, to which he or they shall be made a party by reason of his being or having been a director, officer, or employee of the Association or of any firm, corporation, or organization which he served in any such capacity at the request of the Association. Provided, however, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding as to which he shall finally be adjudged to have been guilty of or liable for gross negligence, willful misconduct or criminal acts in the performance of his duties to the Association; and, provided further, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding which has been made the subject of a compromise settlement except with the approval of a court of competent jurisdiction, or the holders of record of a majority of the outstanding shares of the Association, or the Board of Directors, acting by vote of Directors not parties to the same or substantially the same action, suit, or proceeding, constituting a majority of the whole number of Directors. The foregoing right of indemnification shall not be exclusive of other rights to which such person, his heirs, executors, or administrators, may be entitled as a matter of law. The

Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed in the preceding paragraph. Such insurance may, but need not, be for the benefit of all directors, officers, or employees.

TENTH:   These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law and in that case by the vote of the holders of such greater amount.



                                August 18, 1988

                                                                    EXHIBIT 1(B)



STAR BANC
CORPORATION


                                                      June 14, 1991



Deputy Comptroller
Central District
Office of the Comptroller of the Currency
One Financial Place
440 S. LaSalle, Suite 2700
Chicago, Illinois 60605

Dear Deputy Comptroller:

                                              Re:     Letter of Notification

        Star Bank, National Association, Cincinnati, Charter #24 intends to change its corporate title to Star Bank, National Association. The effective date of the change is June 14, 1991.

        A certified copy of the amendment to the articles of association is enclosed. The amendment conforms to the requirements of 12 USC 21 a.

                                              Sincerely,

                                                    /s/

                                              F. Kristen Koepcke


FKK:bjt
Enclosure

                                                                   EXHIBIT 1 (b)


                 MINUTES OF SPECIAL MEETING OF THE SHAREHOLDER
                  STAR BANK, NATIONAL ASSOCIATION, CINCINNATI

A Special Meeting of the shareholder of Star Bank, National Association, Cincinnati (the "Bank") was held on June 14, 1991.

Mr. Oliver W. Waddell called the meeting to order and selected Mr. F. Kristen Koepke to act as Secretary.

The Secretary reported that all the outstanding shares of the Bank were represented at this meeting and that the shareholder had waived notice of this special meeting. Therefore, a quorum was present.

Mr. Waddell stated that the purpose of the meeting was to consider a proposed name change for the Bank as recommended by the Board of Directors. On motion duly made and carried, the following resolution was adopted:

                RESOLVED, That Article First of the Articles of Association of the Bank be amended in its entirely to read as follows:

                FIRST: The title of this Association shall be "Star Bank, National Association."

There being no further business to come before the meeting, on motion duly made and carried, the meeting was adjourned.



                                                             /s/
                                              ----------------------------------
                                              F. Kristen Koepke, Secretary

Approved:


           /s/
_______________________________________
Oliver W. Waddell
Chairman, Star Banc Corporation,
Shareholder                                   Certified Copy


                                                            /s/
                                              ----------------------------------
                                              Secretary

                                                                   EXHIBIT 2 (a)

        COPY OF THE CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE
                                   BUSINESS:

                                     NO. 24

E Pluribus Unum
                              TREASURY DEPARTMENT

                     Office of Comptroller of the Currency

                                             Washington, D.C., September 1, 1992

        WHEREAS, the Act of Congress of the United States, entitled, "An Act to amend section 5136, Revised Statutes of the United States, relating to corporate powers of associations, so as to provide succession thereof for a period of ninety-nine years or until dissolved, and to apply said section as so amended to all national banking association", approved by the President on July 1, 1922, provided that all national banking associations organized and operating under any law of the United States on July 1, 1992 should have succession until ninety-nine years from that date, unless such association should be sooner dissolved by the act of its shareholders owning two-thirds of its stock, or unless its franchise should become forfeited by reason of violation of law, or unless it should be terminated by an Act of Congress hereinafter enacted;

         NOW THEREFORE, I, D. R. Crissinger Comptroller of the Currency, do hereby certify that The First National Bank of Cincinnati and State of Ohio , was organized and operating under the laws of the United States on July 1, 1922, and that its corporate existence was extended for the period of ninety-nine years from that date in accordance with and subject to the condition in the Act of Congress hereinbefore recited.

(SEAL) IN TESTIMONY WHEREOF, witness my hand and seal of office this first day of September, 1922

                                        (Signed)        D. R. Crissinger
                                                --------------------------------
                                                 Comptroller of the Currency

                                                                   EXHIBIT 2 (b)

                          Comptroller of the Currency

       TREASURY DEPARTMENT                         OF THE UNITED STATES

                                Washington, D.C.


         Whereas, satisfactory evidence has been presented to the Comptroller of the Currency that "FN NATIONAL BANK". located in CINCINNATI, State of OHIO, has complied with all provisions of the Statutes of the United States required to be complied with before being authorized to commence the business of banking as National Banking Association;

         Now, therefore, I hereby certify that the above-named association is authorized to commence the business of banking as a National Banking Association.


                       In testimony whereof, witness my signature and seal of
SEAL                   office this 21st day of December, 1913.



                                        /S/
                       ----------------------------------------

                                                                   EXHIBIT 2 (c)

                          Comptroller of the Currency

       TREASURY DEPARTMENT                         OF THE UNITED STATES

                                Washington, D.C.


         WHEREAS, satisfactory evidence has been presented to the Comptroller of the Currency that all requisite legal and corporate action has been taken, in accordance with the statutes of the United States, to merge The First National Bank of Cincinnati, Cincinnati, Ohio, into FN National Bank, Cincinnati, Ohio, under the charter of FN National Bank and under the title "The First National Bank of Cincinnati," with capital stock of $18,200,000;

         NOW, THEREFORE, it is hereby certified that such merger was approved November 29, 1973, and is effective as of the opening of business January 2, 1974.


                            IN TESTIMONY WHEREOF -- witness my signature and seal of office this 28th day of December, 1973


SEAL                                     /S/
                            --------------------------------
                            James E. Smith
                            Comptroller of the Currency

                                                                    EXHIBIT 2(d)


--------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks

--------------------------------------------------------------------------------
Central District
One Financial Plaza, Suite 2700
440 South LaSalle Street
Chicago, Illinois  60605

June 8, 1988

Mr. Raymond D. Beck
Secretary & Counsel
First National Cincinnati Corporation
First National Bank Center
425 Walnut Street
Cincinnati, Ohio  45201-1038

Dear Mr. Beck:

The office of the Comptroller of the Currency acknowledges receipt of your letters concerning First National Cincinnati Corporation's banking subsidiarys' title changes and the appropriate amendments to each bank's articles of association. The Office has recorded the following banks' title changes effective July 1, 1988.

Old Title                                        New Title
---------                                        ---------
The First National Bank of Ironton               Star Bank, National Association
Ironton, Ohio                                    Tri-State
Charter No. 16607

Farmers and Traders National Bank                Star Bank, National Association
Hillsboro, Ohio                                  Hillsboro
Charter No.  17646

The First National Bank of Cincinnati            Star Bank, National Association
Cincinnati, Ohio                                 Cincinnati
Charter No.  24

The First National Bank & Trust Company          Star Bank, National Association
Troy, Ohio                                       Troy
Charter No.  9336

Page 2
Mr. Raymond D. Beck (cont'd)

The Second National Bank of Hamilton             Star Bank, National Association
Hamilton, Ohio                                   Butler County
Charter No.  17200

The Second National Bank of Richmond             Star Bank, National Association
Richmond, Indiana                                Eastern Indiana
Charter No.  1988

The First National Bank of Aurora                Star Bank, National Association
Aurora, Indiana                                  Aurora
Charter No.  699

The Peoples National Bank of Lawrenceburg        Star Bank, National Association
Lawrenceburg, Indiana                            Southeastern Indiana
Charter No.  2612

Newport National Bank                            Star Bank, National Association
Newport, Kentucky                                Campbell County
Charter No.  4765

The First National Bank                          Star Bank, National Association
Sidney, Ohio                                     Sidney
Charter No.  5214

Very truly yours,


David J. Rogers
National Bank Examiner
   Analysis Division

                                                                    EXHIBIT 2(e)


--------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks

--------------------------------------------------------------------------------
Central District
One Financial Place
440 S. LaSalle, Suite 2700
Chicago, Illinois  60605

July 15, 1991

Mr. F. Kristen Koepcke
Vice President, General Counsel and Secretary
Star Banc Corporation
425 Walnut Street
P.O. Box 1038
Cincinnati, Ohio  45201-1038

Dear Mr. Koepcke:

The Office of the Comptroller of the Currency has received your letter concerning the title change and the appropriate amendment to the bank's articles of association. The Office has recorded that as of June 14, 1991, the title of Star Bank, National Association, Cincinnati, Charter No. 24, was changed to Star Bank, National Association.

As a result of the Garn-St Germain Depository Institutions Act of 1982, this Office is no longer responsible for the approval of national bank name changes nor does it maintain official records on the use of alternate titles. The use of other titles or the retention of the rights to any previously used title is the responsibility of the bank's board of directors. Legal counsel should be consulted to determine whether or not the new title, or any previously used title, could be challenged by competing institutions under the provisions of federal or state law.

Very truly yours,


David J. Rogers
National Bank Examiner
   Analysis Division

                                                                       EXHIBIT 3

          THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE TRUST
                                    POWERS:

                             FEDERAL RESERVE BOARD
                                Washington, D.C.

                                                                 October 9, 1919

        Pursuant to authority vested in the Federal Reserve Board by the Act of Congress approved December 23, 1913, known as the Federal Reserve Act, as amended by the Act of September 26, 1918, the

                       FIRST NATIONAL BANK OF CINCINNATI

has been granted the right to act, when not in contravention of State or local law, as TRUSTEE, EXECUTOR, ADMINISTRATOR, REGISTRAR OF STOCKS AND BONDS, GUARDIAN OF ESTATES, ASSIGNEE, RECEIVER OR IN ANY OTHER FIDUCIARY CAPACITY IN WHICH STATE BANKS, TRUST COMPANIES OR OTHER CORPORATIONS WHICH COME INTO COMPETITION WITH NATIONAL BANKS ARE PERMITTED TO ACT UNDER THE LAWS OF THE STATE OF OHIO. The exercise of such rights shall be subject to regulations prescribed by the Federal Reserve Board.

                                                   Federal Reserve Board,

                                                        By W. P. G. Harding
                                                               Governor.

ATTEST:
W. T. Chapman
Secretary.

                                 STATE OF OHIO
                        DEPARTMENT OF BANKS AND BANKING
                        Certificate of Authority No. 17
                                 NATIONAL BANKS

        I, Philip C. Berg, Superintendent of Banks, do hereby certify that the First National Bank of Cincinnati, Hamilton County, Ohio has complied with all the requirements provided by law and is authorized to transact the business of a trust company and to perform all the functions granted to such companies by the laws of this state.

                           Given under my hand and official Seal at Columbus, Ohio, this twenty-fifth day of November, A.D. 1919

                                                   Philip C. Berg,
                                                   Superintendent of Banks.
(SEAL)

                                                                       EXHIBIT 4

                                    BY-LAWS

                          STAR BANK, N.A., CINCINNATI

                                   ARTICLE I

                            MEETINGS OF SHAREHOLDERS

SECTION 1.      ANNUAL MEETING

The annual meeting of shareholders shall be held in the main banking house of the Association at 11:00 a.m. on the second Tuesday in February of each year. Notice of such meeting shall be mailed to shareholders not less than ten (10) nor more than sixty (60) days prior to the meeting date.

SECTION 2.      SPECIAL MEETINGS

Special meetings of shareholders may be called and held at such times and upon such notice as is specified in the Articles of Association.

SECTION 3.      QUORUM

A majority of the outstanding capital stock represented in person or by proxy shall constitute a quorum of any meeting of the shareholders, unless otherwise provided by law, but less than a quorum may adjourn any meeting, from time to time, and the meeting amy be held as adjourned without further notice.

SECTION 4.      INSPECTORS

The Board of Directors may, and in the event of its failure so to do, the Chairman of the Board shall appoint Inspectors of Election who shall determine the presence of a quorum, the validity of proxies, and the results of all elections and all other matters voted upon by shareholders at all annual and special meetings of shareholders.

SECTION 5.      VOTING

In deciding on questions at meetings of shareholders, except in the election of directors, each shareholder shall be entitled to one vote for each share of stock held. A majority of votes cast shall decide each matter submitted to the shareholders, except where by law a larger vote is required. In all elections of directors, each shareholder shall have the right to vote the number of shares owned by him for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number of his shares equal, or to distribute them on the same principle among as many candidates as he shall think fit.

                                   ARTICLE II

SECTION 1.      TERM OF OFFICE

The directors of this Association shall hold office for one year and until their successors are duly elected and qualified.

SECTION 2.      REGULAR MEETINGS

The organization meeting of the Board of Directors shall be held as soon as practical following the annual meeting of shareholders at the main banking house. Other regular meetings of the Board of Directors shall be held without notice at 11:00 a.m. on the second Tuesday of each month except February, at the main banking house, or, provided notice is given by telegram, letter, telephone or in person to every Director, at such time and place as may be designated in the notice of the meeting. When any regular meeting of the Board falls on a holiday, the meeting shall be held on the next banking business day, unless the Board shall designate some other day.

SECTION 3.      SPECIAL MEETINGS

Special meetings of the Board of Directors may be called by the Chairman of the Board of the Association, or at the request of three or more Directors. Notice of the time, place and purposes of such meetings shall be given by telegram, letter, telephone or in person to every Director.

SECTION 4.      QUORUM

A majority of the entire membership of the Board shall constitute a quorum at any meeting of the Board.

SECTION 5.      NECESSARY VOTE

A majority of those Directors present and voting at any meeting of the Board of Directors shall decide each matter considered, except where otherwise required by law or the Articles or By-Laws of this Association.

SECTION 6.      COMPENSATION

Directors, excluding full-time employees of the Bank, shall receive such reasonable compensation as may be fixed from time to time by the Board of Directors.

SECTION 7.      ELECTION-AGE LIMITATION

No person shall be elected or reelected a Director after reaching his seventieth
(70th) birthday, provided that any person who is a Director on December 10, 1985, may continue to be reelected a Director until he reaches his seventy-fifth
(75th) birthday.

SECTION 8       RETIREMENT-AGE LIMITATION

Every Director of the Bank shall retire no later than the first month next following his seventieth (70th) birthday, except for any person who was a Director on December 10, 1985, who shall retire not later that the first of the next month following his seventy-fifth (75th) birthday.

SECTION 9       DIRECTORS EMERITUS

The Board shall have the right from time to time to choose as Directors Emeritus persons who have had prior service as members of the Board and who may receive such compensation as shall be fixed from time to time by the Board of Directors.

                                  ARTICLE III

                                    OFFICERS


SECTION 1       WHO SHALL CONSTITUTE

The Officers of the Association shall be a Chairman of the Board, a President, a Secretary, and other officers such as Chairman of the Executive Committee, Vice Chairman of the Board, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Assistant Secretaries, Trust Officers, Trust Investment Officers, Trust Real Estate Officers, Assistant Trust Officers, a Controller, Assistant Controller, an Auditor and Assistant Auditors, as the Board may appoint from time to time. Any person may hold two offices. The Chairman of the Board, all Vice Chairmen of the Board and the President shall at all times be members of the Board of Directors.

SECTION 2       TERM OF OFFICE

All officers shall be elected for and shall hold office for one year and until their successors are elected and qualified, subject to the right in the Board of Directors by a majority vote of the entire membership to discharge any officer at any time.

SECTION 3       CHAIRMAN OF THE BOARD  (Amended 12/13/88-see attachment)

The Chairman of the Board shall be the Chief Executive Officer of the Association and shall have all duties, responsibilities and powers of the Chief Executive Officer. He shall, when present, preside at all meetings of shareholders and directors and shall be ex officio a member of all committees of the Board. He shall name all members of the committees of the Board, subject to the confirmation thereof by the Board.

In the event that there is a vacancy in the position of President or in the event of the absence or incapacity of the President, the Chairman may appoint, or in the event of his failure to do so, the Board of Directors or the Executive Committee thereof may designate any Vice Chairman of the

Board, any Executive Vice President or any Senior Vice President of the Association temporarily to exercise the powers and perform the duties of the Chairman as Chief Executive Officer when the Chairman is absent or incapacitated.

The Board of Directors shall have the power to elect a Chairman of the Executive Committee. Any such Chairman of the Executive Committee shall participate in the formation of the policies of the Association and shall have such other duties as may be assigned to him from time to time by the President or by the Board of Directors.

SECTION 4       PRESIDENT  (amended 12/13/88-see attachment)

The President shall participate in the formation and supervision of the policies and operations of the Association and shall perform such other duties as may be assigned to him from time to time by the Board of Directors or by the Chairman of the Board. In the event that there is a vacancy in the position of the Chairman of the Board, the President shall be the Chief Executive Officer of the Association and shall have all the powers and perform all the duties of the Chairman of the Board, including the same power to name temporarily a Chief Executive Officer to serve in the absence of the President.

SECTION 5       CHAIRMAN OF THE EXECUTIVE COMMITTEE

The Board of Directors shall have the power to elect a Chairman of the Executive Committee. Any such Chairman of the Executive Committee shall participate in the formation of the policies of the Association and shall have such other duties as may be assigned to him from time to time by the President or by the Board of Directors.

SECTION 6       VICE CHAIRMEN OF THE BOARD

The Board of Directors shall have the power to elect one or more Vice Chairmen of the Board of Directors. Any such Vice Chairmen of the Board shall participate in the formation of the policies of the Association and shall have such other duties as may be assigned to him from time to time by the Chairman of the Board or by the Board of Directors.

SECTION 7       OTHER OFFICERS

The Secretary and all other officers appointed by the Board of Directors shall have such duties as defined by law and as may from time to time be assigned to them by the Chief Executive Officer or the Board of Directors.

SECTION 8       RETIREMENT

Every officer of the Association shall retire not later than the first of the month next following his sixty-fifth (65th) birthday. The Board of Directors may, in its discretion, set the retirement date and terms of retirement of an officer at a date later than provided above.

                                   ARTICLE IV

                                   COMMITTEES

SECTION 1       EXECUTIVE COMMITTEE

There shall be a standing committee of Directors in this Association to be known as the Executive Committee. This Committee shall meet at 11:00 a.m. on the first and fourth Tuesday of each month. It shall have all of the powers of the Board of Directors between meetings of the Board, except as the Board only by law is authorized to perform or exercise. All actions of the Executive Committee shall be reported to the Board of Directors. In the event that any member of the Executive Committee is unable to attend a meeting of that committee, the Chairman of the Board or the President may, at his discretion, appoint another Director to attend said meeting of the Executive Committee and for that meeting to serve as a member of the Executive Committee with full power to act in place of the absent regular member of the committee.

SECTION 2       COMPENSATION COMMITTEE

There shall be a standing committee of directors of this Association to be known as the Compensation Committee who shall review the compensation of all Executive Officers and those officers who participate in the Profit Sharing Pool as well as fees for directors of the Association. They will recommend specific compensation arrangements to the Board of Directors for their confirmation.

SECTION 3       COMMITTEE ON AUDIT

There shall be a standing committee of Directors of this Association to be known as the Committee on Audit, none of whose members shall be active officers of the Association. This Committee shall make or cause to be made a suitable examination of the affairs of the Association and the Trust Department at least once during each period of twelve months. The results of such examination shall be reported in writing to the Board at the next regular meeting thereafter stating whether the Association and/or Trust Department is in a sound solvent condition, whether adequate internal audit controls and procedures are being maintained and make such recommendations as it deems advisable.

SECTION 4       TRUST COMMITTEE

There shall be a standing committee of Directors of this Association to be known as the Trust Committee. The Trust Committee shall determine policies of the Department and review actions of the Trust Investment Committee. All actions of the Trust Committee shall be reported to the Board of Directors.

SECTION 5       TRUST INVESTMENT COMMITTEE

There shall be a standing committee of this Association to be known as the Trust Investment Committee composed of officers of the Association. The Trust Investment Committee or such officers as may be duly designated by the Trust Investment Committee, shall pass upon the acceptance of all trusts, the closing out or relinquishment of all trusts and the making, retention, or disposition of all investments of trust funds in conformity with policies established by the Trust Committee. Actions of the Trust Investment Committee shall be reported to the Trust Committee.

SECTION 6       PENSION COMMITTEE

There shall be a standing committee of directors or officers of this Association to be known as the Pension Committee, who shall have the powers and duties as set forth in the Association's Employees' Pension Plan. A report of the condition of the pension fund shall be submitted annually to the Board of Directors.

SECTION 7       OTHER COMMITTEES

The Chairman may appoint, from time to time, other committees for such purposes and with such powers as he or the Board may direct.

                                   ARTICLE V

                                      SEAL

SECTION 1       IMPRESSION

The following is an impression of the seal of this Association.



August 25, 1988

RESOLVED, That Section 3 of Article III of the By-Laws of the Bank shall be amended to read:

SECTION 3       CHAIRMAN OF THE BOARD

The Chairman of the Board shall have general executive powers and duties and shall perform such other duties as amy be assigned from time to time by the Board of Directors. In addition, unless the Board of Directors shall have designated the President to be the Chief Executive Officer, the Chairman of the Board shall be the Chief Executive Officer and shall have all the powers and duties of the Chief Executive Officer. He shall, when present, preside at all meetings of shareholders and directors and shall be ex officio a member of all committees of the Board. He shall name all members of the committees of the Board, subject to the confirmation thereof by the Board.

If he is Chief Executive Officer, in the event that there is a vacancy in the position of President or in the event of the absence or incapacity of the President, the Chairman may appoint, or in the event of his failure to do so, the Board of Directors or the Executive Committee thereof may designate, any Vice Chairman of the Board, any Executive Vice President or any Senior Vice President of the Association temporarily to exercise the powers and perform the duties of the Chairman as Chief Executive Officer when the Chairman is absent or incapacitated.

If the President has been designated Chief Executive Officer by the Board of Directors, in the event that there is a vacancy in the position of the President or in the event of the absence or incapacity of the President, the Chairman shall be the Chief Executive Officer of the Association and shall have all the powers and perform all the duties of the President, including the powers to name temporarily a Chief Executive Officer to serve in the absence of the Chairman.

FURTHER RESOLVED, That Section 4 of Article III of the By-Laws of the bank shall be amended to read:

SECTION 4       PRESIDENT

The President shall have general executive powers and duties and shall perform such other duties as may be assigned from time to time by the Board of Directors. In addition, if designated by the Board of Directors, the President shall be the Chief Executive Officer and shall have all the powers and duties of the Chief Executive Officer, including the same power to name temporarily a Chief Executive Officer to serve in the absence of the President if there is a vacancy in the position of the Chairman or in the event of the absence or incapacity of the Chairman.

If the Chairman has been designated Chief Executive Officer by the Board of Directors, in the event that there is a vacancy in the position of the Chairman of the Board or in the event of the absence or incapacity of the Chairman of the Board, the President shall be the Chief Executive Officer of the Association and shall have all the powers and perform all the duties of the Chairman of the Board, including the same power to name temporarily a Chief Executive Officer to serve in the absence of the President.

                                                                       EXHIBIT 5


                           THE CONSENT OF THE TRUSTEE
                         REQUIRED BY 321 (b) OF THE ACT


         Star Bank, National Association, the Trustee executing the statement of eligibility and qualification to which this Exhibit is attached does hereby consent that reports of examinations of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor in accordance with the provisions of 321 (b) of the Trust Indenture Act of 1939.


                                        STAR BANK, NATIONAL ASSOCIATION


          1/26/96                       BY:   Keith A. Maurmeier
---------------------------                 ------------------------------------
            Date                              Keith A. Maurmeier
                                              Senior Trust Officer

Legal Title of Bank: Star Bank, National Association     Call Date: 9/30/95
Address:             P.O. Box 1038                           ST-BK: 39-1240
City, State    Zip:  Cincinnati, OH 45201                         FFIEC 031
FDIC Certificate No. 06548                                  Page RC-1

Consolidated Report of Conditions for Insured Commercial and State-Chartered Savings Banks for September 30, 1995

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC -- Balance Sheet


                                                                                                                  ----------
                                                                                                   --------------   C400
                                                                     Dollar Amounts in Thousands   RCFD   Bil   Mil  Thou
-----------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                              ///////////////////////
 1. Cash and balance due from depository institutions (from Schedule RC-A):                         ///////////////////////
    a. Noninterest-bearing balances and currency and coin(1) .....................................  0081            452,065   1.a.
    b. Interest-bearing balances(2) ..............................................................  0071                  0   1.b.
 2. Securities:                                                                                     ///////////////////////
    a. Held-to-maturity securities (from Schedule RC-B, column A) ................................  1754          1,447,188   2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ..............................  1773            198,643   2.b.
 3. Federal funds sold and securities purchased under agreement to resell in domestic offices       ///////////////////////
    of the bank and of its Edge and Agreement subsidiaries, and in LBFs:                            ///////////////////////
    a. Federal funds sold ........................................................................  0276              3,924   3.a.
    b. Securities purchased under agreements to resell ...........................................  0277                  0   3.b.
 4. Loans and lease financing receivables:                             ---------------------------  ///////////////////////
    a. Loans and leases, net of unearned income (from Schedule RC-C)     RCFD 2122     6,019,307  ///////////////////////   4.a.
    b. LESS: Allowance for loan and lease losses ...................     RCFD 3123        53,552  ///////////////////////   4.b.
    c. LESS: Allocated transfer risk reserve .......................     RCFD 3128             0  ///////////////////////   4.c.
                                                                       ----------------------------
    d. Loans and leases, net of unearned income,                                                    ///////////////////////
       allowance, and reserve (item 4.a minus 4.b and 4.c) .......................................  2125          5,919,785   4.d.
 5. Trading assets (from schedule RC-D) ..........................................................  3545                  0   5.
 6. Premises and fixed assets (including capitalized leases) .....................................  2145            100,250   6.
 7. Other real estate owned (from Schedule RC-M) .................................................  2150              2,745   7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)......  2130                  0   8.
 9. Customers' liability to this bank on acceptances outstanding .................................  2195             25,372   9.
10. Intangible assets (from Schedule RC-M) .......................................................  2143            225,460  10.
11. Other assets (from Schedule RC-F) ............................................................  2160            173,361  11.
12. Total assets (sum of items 1 through 11) .....................................................  2170          8,535,762  12.
                                                                                                   ---------------------------

-----------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit net held for trading.

Legal Title of Bank: Star Bank, National Association      Call Date: 5/30/95
Address:             P.O. Box 1038                            ST-BK: 39-1240
City, State Zip:     Cincinnati, OH 45201                          FFIEC 031
FDIC Certificate No. 06548                                   Page RC-2
SCHEDULE RC -- Continued

                                                                                            --------------------------
                                                             Dollar Amounts in Thousands     ///////  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES                                                                                  ///////////////////////
13. Deposits:                                                                                ///////////////////////
    a. In domestic offices (sum of totals of columns A and C from Schedule RCE-E,              ///////////////////////
       part I) ...........................................................................   RCON 2200    6,504,080    13.a
       (1) Noninterest-bearing(1)................................  RCON 6631   1,197,794    ///////////////////////   13.a.(1)
       (2) Interest-bearing .....................................  RCON 6636   4,405,296    ///////////////////////   13.a.(2)
                                                                  -------------------------- ///////////////////////
    b. In foreign offices, Edge and Agreement subsidiaries, and ISFB (from Schedule RC-E,    ///////////////////////
       part II) .........................................................................    RCFN 2200       41,512    13.b.
       (1) Noninterest-bearing ..................................  RCPN 6631           0    ///////////////////////   13.b.(1)
       (2) Interest-bearing .....................................  RCFN 6836      41,513    ///////////////////////   13.b.(2)
                                                                  -------------------------- ///////////////////////
14. Federal funds purchased and securities sold under agreements to repurchase in domestic   ///////////////////////
    office of the bank and of its Edge and Agreement subsidiaries, and in IBPs:             ///////////////////////
    a. Federal funds purchased ...........................................................   RCFD 0278      838,507    14.a.
    b. Securities sold under agreements to repurchase ....................................   RCFD 0279        5,549    14.b.
15. a. Demand notes issued to the U.S. Treasury ..........................................   RCON 2840      117,994    15.a.
    b. Trading liabilities (from Schedule RC-D) ..........................................   RCFD 3949            0    15.b.
16. Other borrowed money:                                                                    ///////////////////////
    a. With original maturity of one year or less ........................................   RCFD 2332        2,422    16.a.
    b. With original maturity of more than one year ......................................   RCFD 2339            0    16.b.
17. Mortgage indebtedness and obligations under capitalized leases .......................   RCFD 2910       11,711    17.
18. Bank's liability on acceptances executed and outstanding .............................   RCFD 2920       25,372    18.
19. Subordinated notes and debentures ....................................................   RCFD 3200      148,362    19.
20. Other liabilities (from Schedule RC-G) ...............................................   RCFD 2930       35,782    20.
21. Total liabilities (sum of items 13 through 20) .......................................   RCFD 2948    7,891,290    21.
                                                                                             ///////////////////////
22. Limited-life preferred stock and related surplus .....................................   RCPD 3282            0    22.
EQUITY CAPITAL                                                                               ///////////////////////
23. Perpetual preferred stock and related surplus ........................................   RCFD 3838            0    23.
24. Common stock .........................................................................   RCFD 3230       18,200    24.
25. Surplus (exclude all surplus related to preferred stock) .............................   RCFD 3839      197,890    25.
26. a. Undivided profits and capital reserves ............................................   RCFD 3632      437,179    26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ............   RCFD 3434       (4,786)   26.b.
27. Cumulative foreign currency translation adjustments ..................................   RCFD 3284            0    27.
28. Total equity capital (sum of items 23 through 27) ....................................   RCFD 3210      648,473    28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21,    ///////////////////////
    22, and 28) ..........................................................................   RCFD 3300    8,539,763    29.
                                                                                            ---------------------------
Memorandum
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the statement below that best                                 Number
   describes the most comprehensive level of auditing work performed for the bank by            ----------------------
   independent external auditors as of any date during 1994 .............................        RCFD 6724      N/A    M.1.
                                                                                                ----------------------


1 - Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 - Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 - Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 - Directors' examination of the bank performed by other external auditors
    (may be required by state chartering authority)
5 - Review of the bank's financial statements by external auditors
6 - Compilation of the bank's financial statements by external auditors
7 - Other audit procedures (exlcuding tax preparation work)
8 - No external audit work

----------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

                                       12